Supplement to the currently effective Statement of Additional Information and all currently effective Supplements thereto of each of the listed funds:


Scudder Lifecycle Long Range Fund
Scudder Lifecycle Mid Range Fund
Scudder Lifecycle Short Range Fund
Scudder Asset Management Fund
Scudder PreservationPlus Fund
Scudder PreservationPlus Income Fund
Liquid Assets Fund
Treasury and Agency Fund
Daily Assets Fund

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Effective close of business June 6, 2003, the Custodian for the Fund and its corresponding Portfolio, if applicable, is State Street Bank and Trust Company ("SSB"). The Board of Trustees approved changing the Funds'/Portfolios' Custodian at Board Meetings held on February 24, 2003 and March 27, 2003. State Street Bank and Trust Company's offices are at One Heritage Drive - JPB/2N, North Quincy, MA 02171.





               Please Retain This Supplement for Future Reference

June 6, 2003